Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Zenix Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Christina T. Sydor
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided
by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, schedule or registration statement no.:

	(3) Filing party:

	(4) Date filed:


1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                            ZENIX INCOME FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                       To Be Held on July 21, 1999

                            ----------------------

To the Shareholders of Zenix Income Fund Inc.:

  The Annual Meeting of Shareholders of Zenix Income Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on July 21, 1999 for the following purposes:

    1. To elect six Directors to the Board of Directors (Proposal 1);

    2. To ratify the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year of the Fund (Proposal 2);

    3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on June 2, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Christina T. Sydor
                                          Secretary

June 17, 1999

                            ----------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                        Registration                          Valid Signature
                        ------------                          ---------------
Corporate Accounts
------------------
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee

Trust Accounts
--------------
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe

Custodian or Estate Accounts
----------------------------
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                            ZENIX INCOME FUND INC.
                             388 Greenwich Street
                           New York, New York 10013
                                1-800-451-2010

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                              July 21, 1999

                            ----------------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Zenix Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on July 21, 1999, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund, Salomon Smith Barney Inc. ("Salomon Smith Barney"), and/or First Data Investor Services Group ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and the Fund's investment adviser, SSBC Fund Management Inc. ("SSBC") (formerly Mutual Management Corp.), are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 1999, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about June 17, 1999. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.
Approval of Proposal 1 and Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

  In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors will be considered: the nature of the proposals that are subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares (as defined below) represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board has fixed the close of business on June 2, 1999 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date are entitled to vote on each proposal (to the extent specified below in each proposal) with no cumulative voting rights.

  The Fund has two classes of shares: common shares which have a par value of $.01 per share (the "Common Shares"), and cumulative preferred shares, which have a par value of $.01 per share and a liquidation preference in the amount of $1,000 per share (the "Preferred Shares", and collectively with the Common Shares, the "Shares"). On the Record Date, there were 15,721,052.796 Common Shares and 30,000 Preferred Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

  At the close of business on the Record Date, the Fund had outstanding 15,721,052.796 Common Shares, of which 13,911,764.611 or 88.49% were held in accounts of, but not beneficially owned by, CEDE & Co., as nominee for the Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, the Fund had outstanding 30,000 Preferred Shares, of which 100% were held in accounts of, but not beneficially owned by, CEDE & Co., as nominee for the Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to the knowledge of the Board, owned beneficially more than 5% of the outstanding Common Shares or Preferred Shares of the Fund. As of the Record Date, the officers and Board Members of the Fund, in the aggregate, beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on July 21, 1999. All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                  PROPOSAL 1
                    TO ELECT SIX (6) DIRECTORS OF THE FUND

  The first proposal to be considered at the Meeting is the election of six
(6) Directors of the Fund.

  Under the terms of the Fund's Charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Shares, to elect two Directors of the Fund. William R. Hutchinson and Robert A. Frankel have been nominated by the Fund's Board of Directors for election by holders of Preferred Shares ("Preferred Directors"). The Fund's Charter further provides that the holders of the Fund's Common Shares are entitled as a class, to the exclusion of holders of Preferred Shares, to elect two Directors of the Fund. Martin Brody and Dwight B. Crane have been nominated by the Fund's Board of Directors for election by holders of the Fund's Common Shares ("Common Directors"). The Fund's Charter provides that the remaining nominees, Heath B. McLendon and Allan J. Bloostein, shall be elected by holders of Common and Preferred Shares voting together as a single class.

  The Board of Directors of the Fund knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All the individuals listed are currently Directors of the Fund. Any Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk (*).

                  Persons Nominated for Election as Directors

                                                                 Number of
   Name, Age, Principal Occupation      Served as            Shares Beneficially
    and Other Business Experience       a Director               owned as of
      During the Past Five Years          Since      Class      May  31, 1999
--------------------------------------  ----------   -----   -------------------
Allan J. Bloostein, age 69                 1992    Common &          684
Consultant, formerly Vice Chairman of              Preferred   (less than 1%)
the Board of May Department Stores
Company; Director of Crystals Brands,
Inc., Melville Corp., R.G. Barry Corp.
and Hechinger Co.

Martin Brody, age 77                       1988     Common       98,875.728
Consultant, HMK Associates, a                                  (less than 1%)
financial consulting firm; retired
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Taubman Realty, CVS
Drug Stores

Dwight B. Crane, age 61                    1988     Common        1,061.488
Professor, Graduate School of Business                         (less than 1%)
Administration, Harvard University;
Director of Peer Review Analysis, Inc.

Robert A. Frankel, age 72                  1994    Preferred       303.277
Managing Partner of Robert A. Frankel                          (less than 1%)
Management Consultants; formerly
Corporate Vice President of The
Readers Digest Assoc. Inc.

William R. Hutchinson, age 56              1995    Preferred       102.953
Group Vice President, Mergers &                                (less than 1%)
Acquisitions, BP Amoco p.l.c.;
formerly Vice President Financial
Operations AMOCO Corporation; Director
of Associated Bank; Director of
Associated Banc-Corp

Heath B. McLendon*, age 66                 1988    Common &       22,739(a)
Managing Director of Salomon Smith                 Preferred   (less than 1%)
Barney; Chairman of Salomon Smith
Barney Strategy Advisers Inc. and
President and Director of SSBC and
Travelers Investment Advisor, Inc.
("TIA"); Director of 64 investment
companies affiliated with Citigroup.

-----------
* Denotes a director who is an "Interested Person" of the Fund, as defined in the 1940 Act.

(a) Represents shares owned by members of this director's family.

  Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, persons who beneficially own more than ten percent of the Fund's Common Shares, and certain other entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, except for a late filing of a Statement of Changes in Beneficial Ownership on behalf of Martin Brody, the Fund believes that during its fiscal year ended March 31, 1999, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The audit committee held one meeting during the Fund's last fiscal year.

  During the Fund's last fiscal year, five meetings of the Board of Directors of the Fund were held, four of which were regular meetings. No Director attended less than 75% of such meetings held in the last fiscal year.

  Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $3,513.98 were paid to such Directors by the Fund during the fiscal year ended March 31, 1999. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephonic Board meeting. Officers of the Fund are compensated by Salomon Smith Barney.

  The following table shows the compensation paid by the Fund to each person who served as a Director during the Fund's last fiscal year:

                                                                    Total
                                    Pension or                    Number of
                                    Retirement        Total       Funds for
                     Aggregate   Benefits Accrued Compensation  which Director
                    Compensation    as Part of    from Fund and serves within
  Name of Person     from Fund    Fund Expenses   Fund Complex   Fund Complex
  --------------    ------------ ---------------- ------------- --------------
Martin Brody           $5,850           $0          $132,500          20
Dwight B. Crane        $6,850            0          $139,975          23
Allan J. Bloostein     $6,250            0          $ 90,500           9
Robert A. Frankel      $6,850            0          $ 72,250           9
William R.
 Hutchinson            $6,750            0          $ 42,450           7
Heath B. McLendon*          0            0                 0          64

-----------
* Designates a director who is an "interested person" of the Fund.

  Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors Emeritus totalled $3,125.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected:

                                                           Principal Occupations and
                                    Position                   other Affiliations
     Name and Age              (Year First Elected)        During the Past Five Years
     ------------              --------------------        --------------------------
Heath B. McLendon, 66   Chief Executive Officer, President  (see table of Directors
                        and Chairman of the Board (1988)     above)

Lewis E. Daidone, 41    Senior Vice President and           Managing Director of
                        Treasurer (1994)                     Salomon Smith Barney;
                                                             Chief Financial
                                                             Officer, Director and
                                                             Senior Vice President
                                                             of SSBC and TIA.

John C. Bianchi, 43     Vice President and                  Managing Director of
                        Investment Officer (1993)            Salomon Smith Barney;
                                                             Investment Officer;
                                                             prior to July 1993,
                                                             Managing Director of
                                                             Shearson Lehman
                                                             Advisors.

Christina T. Sydor, 48  Secretary (1994)                    Managing Director of
                                                             Salomon Smith Barney;
                                                             General Counsel and
                                                             Secretary of SSBC and
                                                             TIA.

  The principal business address of Mr. McLendon, Mr. Bianchi, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

  The Board of Directors, including all of the Independent Directors, recommends that you vote "FOR" the election of the nominees to the Board. Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter.

                                  PROPOSAL 2

RATIFICATION OF SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE FUND
                       FOR THE CURRENT FISCAL YEAR

  KPMG LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ending March 31, 2000 by a majority of the Independent Directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Fund, other investment companies affiliated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup"), the ultimate parent company of Salomon Smith Barney and SSBC. KPMG has no direct or material indirect financial interest in the Fund, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

  If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and who will have an opportunity to make a statement.

  The affirmative vote of a majority of all Shares present and voting at the Meeting is required to ratify the selection of KPMG.

  The Board of Directors, including all of the Independent Directors, recommends that the shareholders vote "FOR" the ratification of the selection of independent accountants.


                                 OTHER MATTERS

  The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                   SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders of the Fund must be received by February 18, 2000 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 2000 Annual Meeting of Stockholders will be held in July of 2000. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the Annual Meeting of Stockholders for 2000 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by May 3, 2000, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

June 17, 1999

ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Common Stock of
Zenix Income Fund Inc. (the "Fund"), a Maryland
corporation, hereby appoints Heath B. McLendon and Christina T. Sydor attorneys and proxies for the undersigned with full
powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund. The undersigned is entitled to vote at the Annual Meeting of
Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund,
388
Greenwich Street, 22nd Floor, New York, New York on July 24, 1998 at 9:00 a.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
June 17, 1999 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business
as may properly come before
the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF COMMON DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Martin Brody
                                 Dwight B. Crane and Heath B. McLendon
___________________________________________________________________________
 For all nominees except as noted above

2.To ratify the selection of KPMG LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Fund.



 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date:



ZENIX INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of  Preferred Stock of
Zenix Income Fund Inc. (the "Fund"), a Maryland
corporation, hereby appoints Heath B. McLendon, and Christina T. Sydor attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of the Fund. The undersigned is entitled to vote at the Annual Meeting of
Shareholders of Zenix Income Fund Inc. to be held at the offices of the Fund,
388
Greenwich Street, 22nd Floor, New York, New York on July 21, 1999 at 9:00 a.m., and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
June 17, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business
as may properly come before
the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxies previously given.


CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF PREFERRED DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Robert Frankel
                          William R. Hutchinson and Heath B. McLendon
___________________________________________________________________________
 For all nominees except as noted above

2.To ratify the selection of KPMG LLP as	FOR  	AGAINST  ABSTAIN
	independent auditors for the Fund.



 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date: